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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 25, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                  SYBASE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                        000-19395                          94-2951005
   (STATE OF INCORPORATION)        (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)

                              6475 CHRISTIE AVENUE
                              EMERYVILLE, CA 94608
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES OF REGISTRANT)


                                 (510) 922-3500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS.

        Attached as an Exhibit to this Report is a copy of a press release issued by Sybase on April 18, 2000 in connection with the settlement of several lawsuits filed against the Company.


                                     EXHIBIT

Exhibit No.          Description
-----------          -----------
99                   April 18, 2000 Press Release



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 25, 2000
                                        SYBASE, INC.


                                        By: /s/  TERESA D. CHUH
                                            ------------------------------------

                                        Title: Vice President and Associate
                                               General Counsel



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